20-Financial Income, Net	12 Months Ended
Dec. 31, 2011
20-Financial Income, Net [Text Block]
20—FINANCIAL INCOME, NET

Interest (expense) income, net consists of the following:
	2011	2010	2009
Interest income	185	265	252
Interest expense	(875)	(2,136)	(1,454)
Depreciation of prepaid expenses on debt grant	(224)	(920)	(469)
Changes in fair value of the Convertible Debentures	1,301	(3,434)	(2,342)
Changes in fair value of the Investor Warrants	1,133	(2,311)	(323)
Changes in fair value of the Placement Agent Warrants	-	(307)	(53)
Total	1,522	(8,844)	(4,390)

The interest expense related to the payment of the 9% interest coupon on the Convertible Debentures amounted to €687 thousand, €1,058 thousand and €1,214 thousand for the years ended December 31, 2011, 2010 and 2009, respectively.